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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2005

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                             SCHOLASTIC CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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          DELAWARE                        000-19860               13-3385513
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)


              557 BROADWAY, NEW YORK,                          10012
                     NEW YORK                               (Zip Code)
      (Address of Principal Executive Offices)

                                 (212) 343-6100
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

On September 22, 2005, Scholastic Corporation issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for its quarter ended August 31, 2005.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be incorporated by reference into any of Scholastic's filings with the SEC under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) The following exhibit is filed as part of this report:

    Press release of Scholastic Corporation, dated September 22, 2005, is filed as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 22, 2005              SCHOLASTIC CORPORATION
                                       (Registrant)

                                       /s/ Mary A. Winston
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                                       Name:  Mary A. Winston
                                       Title: Executive Vice President and Chief
                                              Financial Officer


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                                  EXHIBIT INDEX

Number         Exhibit
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99.1           Press release of Scholastic Corporation, dated September 22, 2005